UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 7, 2000

STERLING MEDIA CAPITAL GROUP, INC. (formerly Electro-Kinetic Systems, Inc.) (Exact name of registrant as specified in its charter)
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      Pennsylvania                2-85175W               22-1954716
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(State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction
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    Of incorporation)                                Identification No.)
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7136 S. Yale Ave., Suite 300

Tulsa, OK 74136

(Address of principal offices) (Zip Code)

Registrants telephone number, including area code: (918)524-3715

525 Washington Blvd.(36th Floor)

Jersey City New Jersey 07310

(Former Address)

Table of Contents

 .................................................................2
BALANCE SHEET
 .................................................................5
STATEMENT OF OPERATIONS
 .................................................................6
STATEMENT OF CHANGES IN MEMBERS' EQUITY
 .................................................................6
STATEMENT OF CASH FLOWS
 .................................................................7
NOTES TO FINANCIAL
STATEMENTS.......................................................7
UNAUDITED INTERIM BALANCE
SHEET............................................................10
UNAUDITED INTERIM STATEMENT OF OPERATIONS
 .................................................................11
UNAUDITED INTERIM STATEMENT OF CHANGES IN MEMBERS' EQUITY........12
UNAUDITED INTERIM STATEMENT OF CASH
FLOWS............................................................13
NOTES TO UNAUDITED INTERIM FINANCIAL
STATEMENTS.......................................................13
UNAUDITED PRO FORMA CONSOLIDATED BALANCE
SHEET............................................................17
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ........18
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS ..19
ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K previously filed with the Commission on July 24, 2000, relating to the acquisition of Sterling Media Fund Managers L.L.C., an Oklahoma corporation (the "Registrant" or "Sterling"), by Electro Kinetic Systems, Inc., a Pennsylvania corporation ("EKS") on July 7, 2000. The following documents are included as part of this report: (a) Financial Statements of the Business Acquired. (i) Audited Financial Statements. The following audited financial statements of Sterling are hereby included as part of this report:
      Report of Independent Auditors........................................F-1

       Balance Sheet as of December 31, 1999.................................F-2

       Statement of Operations for the period from inception (April 5, 1999)
       to December 31, 1999, ................................................F-3

      Statement of Changes in Members' Equity for the period from inception
      (April 5, 1999) to December 31,  1999  ...............................F-4

       Statement of Cash Flows for the period from inception to (April 5, 1999)
       to December 31, 1999  ................................................F-5

       Notes to Financial Statements.........................................F-6
(ii) Interim Financial Statements (Unaudited). The following interim financial statements of Sterling are hereby included as part of this report.
         Unaudited Interim Balance Sheet as of June 30, 2000.................F-7

         Unudited Interim Statement of Operations for the six months ended
        June 30, 2000 ......................................................F-8

        Unaudited Interim Statement of Changes in Members' Equity for the
         six months ended June 30, 2000 .....................................F-9

         Unaudited Interim Statement of Cash Flows for the six months ended
         June 30, 2000.......................................................F-10

         Notes to Unaudited Interim Financial Statements.....................F-11
(b) Pro Forma Financial Information (Unaudited). The pro forma financial statements of the Registrant are hereby included as part of this report:
         Unaudited Pro Forma Consolidated Balance Sheet as of June 30,
          1999..............................................................PF-1

   3

        Unaudited Pro Forma Consolidated Statement of Operations for the six
            months ended June 30, 2000.......................................PF-2

         Notes to Unaudited Pro Forma Consolidated Financial Statements for the
            six months ended June 30,  2000 .................................PF-3
(c) Exhibits. None SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. Dated: July 28, 2000. STERLING MEDIA FUND MANAGERS L.L.C. By: /s/ Dwight L. Pierce ----------------------------- Dwight L. Pierce, President and Chief Executive Officer 3

   4

INDEPENDENT AUDITORS' REPORT To the Board of Managers and Members Sterling Media Fund Managers, L.L.C.

We have audited the accompanying balance sheet of Sterling Media Fund Managers, L.L.C. (“SMFM”)(an Oklahoma Limited Liability Company) as of December 31, 1999, and the related statements of operations, changes in members’ equity and cash flows for the period from inception (April 15, 1999) to December 31, 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SMFM as of December 31, 1999 and the results of its operations and its cash flows for the period from inception (April 15, 1999) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

/s/ Tullius, Taylor, Sartain and Sartain

Tulsa, OklahomaJuly
27, 2000

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4

   5

Sterling Media Fund Managers, L.L.C. Balance Sheet as of December 31, 1999
ASSETS
------
  Current Assets
   Cash in bank                           $
                                            2,856
   Accounts Receivable from Related       88,839
                                          ------
   Company
        Total Current Assets              91,695
                                          ------
  Non-Current Assets
   Notes Receivable from Related Parties  257,147
   Accrued Interest Receivable              8,809
   Fixed Assets                            9,534
                                           -----
        Total Non-current Assets         275,490
                                         -------
  TOTAL ASSETS
                                         $367,185
                                         =========

LIABILITIES AND MEMBERS' EQUITY
-----------------------------
  LIABILITIES
  Current Liabilities
   Accounts Payable                       $
                                            2,146
   Advances from Related Company          100,000
   Accrued Interest Payable                 9,981
   Current Portion of Notes Payable       200,000
   Convertible Notes Payable             400,000
                                         -------
        Total Current Liabilities        712,127
                                         -------
  Long-Term Liabilities
        Total Long-Term Liabilities            0
                                               -
   TOTAL LIABILITIES                     712,127
                                         -------
  MEMBERS' EQUITY
   Membership Interests, 135,000 shares         0
   authorized;
   110,000 shares issued and outstanding    1,000
   Contributed Capital                    136,000
   Accumulated Deficit                   (481,942)
                                         ---------
   TOTAL MEMBERS EQUITY (DEFICIENCY)     (344,942)
                                         ---------

  TOTAL LIABILITIES AND MEMBERS' EQUITY
                                         $367,185
                                         =========

   ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

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5

   6

Sterling Media Fund Managers,L.L.C. Statement ofOperations for the period from inception (April 15,1999) to December 31, 1999
REVENUES
                                                    $0
                                                    --
   TOTAL REVENUES                                    0
                                                     -
EXPENSES
      Accrued Officer's                         136,000
   Compensation
      Interest                                   16,479
      Professtional                               4,393
   Services
      Rent                                       89,782
      Other General AND                          18,918
   Administrative
      Payroll and Payroll                        44,650
   taxes
      Telephone                                  32,274
      Travel                                   148,257
                                               -------
   TOTAL EXPENSES                              490,753
                                               -------
  LOSS FROM OPERATIONS                        (490,753)
                                              ---------
  OTHER INCOME (EXPENSE)
        Interest Income                          8,811
                                                 -----
   TOTAL OTHER INCOME                            8,811
                                                 -----
   (EXPENSE)
   NET LOSS                                   $
                                              (481,942)
                                             ===========

   ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

F3

Sterling Media Fund Manager, L.L.C. Statement of Changes in Members' Equity for the period from inception (April 15, 1999) to December 31,1999
                                     ContributeAccumulated
                       Shares Amount  Capital  Deficit    Total
                       ------ ------  -------  -------    -----

Shares of Membership   110,000$1,000        $0       $0   $1,000
Interest

Net Loss                   0       0           (481,942) (481,942)
Contributed Services                   136,000           136,000
                       ------ -------------------------- --------

Balance at December    110,000$1,000  $136,000 ($481,942)($344,942)
31,  1999
                       ====== ========================== ========

   ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

F4

6

   7

Sterling Media Fund Managers,L.L.C. Statement of Cash Flows for the period from inception (April 15, 1999) to December 31, 1999
Cash flows from operating activities:
       Net Loss                                            ($481,942)

Adjustments to reconcile net profit/(loss) to net
cash used in operations
     Contributed services                                   136,000
     Funds advanced to related entities                    (345,986)
     Accrued interest income                                (8,809)
    Accounts payable and accrued liabilities                12,127
                                                            ------
Net Cash Provided/(Used) from/in Operations                (688,610)
                                                           ---------

Investing Actiivities
   Property and Equipment                                   (9,534)
                                                           ---------
Net Cash Provided from Investing Activities                 (9,534)
                                                           ---------

Financing Activities
   Advances from Related Company                            100,000
    Proceeds from Notes Issued                              600,000
    Proceeds from issuance of members' interests              1,000
                                                           ---------
Net cash provided from Financing Activities                 701,000
                                                           ---------

Net increase in cash                                          2,856

Cash balance - beginning of period                                0
                                                           ---------

Cash balance - end of period                                 $2,856
                                                           =========

   ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

F5

Sterling Media Fund Managers, L.L.C.

Notes to Financial Statements for the period from inception (April 15, 1999) to December 31, 1999

NOTE A - Organization

Organization

Sterling Media Fund Managers, L.L.C. ("SMFM" or the "Company") is an Oklahoma Limited Liability Company. It is the General Partner and 1% owner of Sterling Media Investment Group, L.P., ("SMIG") an Oklahoma Limited Partnership. SMIG will act as portfolio manager and funding affiliate for Sterling Media Capital Fund I, L.P. ("SMCF I"), an Oklahoma Limited Partnership. SMCF I is an investment

7

8

fund capitalized with prepaid broadcast and print media advertising time and space (“Media Credits”). SMIG will use several techniques to employ the media credits to raise funds to invest in various venture capital opportunities. Such techniques may include the sale of certain of the media credits, or issuance of bonded indebtedness secured by the media credits. SMFM will manage the funds so raised and the pool of media credits invested in SMCF I. SMFM will also direct the investment of capital raised by SMIG into venture capital opportunities. SMFM will receive traditional “placement fees” for this activity. Such placement fees are projected at 5-8% of the venture capital investments in the initial year, and 2% per year thereafter. In addition, SMFM will receive a profit participation in all the profits received by SMIG from these investments and from the disposition of any of the media credits.

NOTE B - Summary of Significant Accounting Policies Fiscal Year ----------- SMFM has adopted the calendar year as its fiscal year.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure during the reporting period. Actual results could differ from those estimates.

NOTE C - Accounts and Notes Receivable

Accounts Receivable from Related Companies

SMFM has funded many of the necessary organization and other related costs for certain related companies. There is no collateral for these advances. The advances are non-interest bearing and have no definite repayment term.

Notes Receivable

Members of the Company’s management have provided services to the Company without compensation. The Company has made advances to these individuals in the amount of $ 257,147 at December 31, 1999. The notes provide for interest at 8% annually on the outstanding balance and are due no later than December 31, 2002. There is no collateral for these advances.

NOTE D - Notes Payable and Convertible Notes Payable

Notes Payable

Part of the initial funding for the Company came from the issuance of Company notes. To date, the Company has issued $200,000 in regular notes. These notes carry an interest rate of 10% per year and are due and payable on August 3, 2000. The notes are collateralized by stock held by one of the principals of the Company. It is anticipated that this note will be extinguished from proceeds received from the sale of additional stock as a part of the pending merger and reorganization (see NOTE H - Subsequent Events for a more complete description of these activities.) Interest of $ 1,433 has been accrued through December 31, 1999. Interest of $6,498 was paid in 1999.

Convertible Notes Payable

The Company borrowed $400,000 under convertible notes payable. These notes accrue interest ranging from 10% to 18%. The notes are due and payable at various times throughout the 2000 and 2001 fiscal years. These notes are collateralized by stock pledged by one of the Company’s principals. These notes contain a conversion feature that allows the note holders to convert their notes into shares of SMFM membership interests. It is expected that the Convertible Note Holders will convert their note positions to equity positions subsequent to the financial statement date. See NOTE H - Subsequent Events, below for a more detailed explanation. Interest of $ 8,548 has been accrued through December 31, 1999.

8

9

NOTE E - Members’ Equity

The Company has authorized 135,000 shares of membership interests and has 113,877 shares issued and outstanding. The balance of 21,123 shares are held for the conversion of Convertible Note Holders, Option Holders, and other account payable holders. Options have been issued and are outstanding to allow option holders to purchase a total of 10,093 membership interests at an option price of $100.00 per share.

NOTE F - Income Taxes

As a Limited Liability Company, SMFM is treated as a partnership for federal and state income tax purposes. As required, all items of income, deductions, credits, etc. are allocated among the members and reported by them, individually, on their tax returns. Therefore, no liability for income taxes has been accrued.

NOTE G - Subsequent Events

On July 7, 2000, SMFM underwent a merger with Electro Kinetic Systems, Inc. (“EKS”) resulting in SMFM becoming a wholly owned subsidiary of EKS. Immediately after the merger, EKS changed its name to Sterling Media Capital Group, Inc. (“SMCG”). After the transaction was completed, the former members of SMFM owned approximately 91.5% of the equity and voting rights of EKS and the former stockholders of EKS owned the remaining 8.5%. The acquisition will be accounted for as a purchase of EKS by SMFM.

It is currently contemplated that the shareholders of SMCG will authorize a “reverse-split” to reduce the number of SMCG shares authorized to 17,000,000 shares. After conversion of Convertible Note Holders, Option Holders and others, as discussed below, SMCG will have 17,000,000 shares of common stock issued and outstanding with 15,555,000 of these shares, (91.5%), held by the old shareholders of SMFM and 1,445,000 shares will be held by the old shareholders of EKS.

Current SMFM members will own 13,121,111 shares of SMCG common stock after the exchange and “reverse-split”. It is anticipated that the Convertible Note Holders will exercise their conversion features and receive, in aggregate, 1,155,736 shares of SMCG common stock after the exchange and “reverse-split”. It is anticipated that the Option Holders will exercise their options and receive, in aggregate, 1,162,930 shares of SMCG common stock after the exchange and “reverse-split”. Other account payable holders will receive 115,223 shares of SMCG common in extinguishment of their amounts due.

After the exercise, the Convertible Notes Payable in the amount of $925,000 will become SMCG stockholders’ equity. At the time of exercise, SMCG will receive option proceeds totaling $1,009,300 in cash that is not presently shown in this financial statement.

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10

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10

11 Sterling Media Fund Managers,L.L.C. Unaudited Interim Balance Sheet as of June 30, 2000
ASSETS
------
     Current Assets
         Cash in bank                                          $
                                                         103,056
         Accounts receivable from                       196,062
                                                        -------
         related companies
              Total Current Assets                      299,118
                                                        -------
         Non-Current Assets

         Notes Receivable from Related                   341,060
         Parties
         Accrued Interest Receivable                      20,665
         Fixed Assets                                     20,493
         Media Credits                                2,500,000
                                                      ---------
              Total Non-current Assets                2,882,218
                                                      ---------
     TOTAL ASSETS                                              $
                                                       3,181,336
                                                   ==============
LIABILITIES MEMBERS EQUITY

   LIABILITIES

     Current Liabilities

         Accounts Payable                                      $
                                                          77,477
         Advances from Related Company                   100,000
         Accrued Interest Payable                         58,315
         Current Portion of Notes Payable                200,000
         Convertible Notes Payable                      900,000
                                                        -------
              Total Current Liabilities               1,335,792
                                                      ---------
     Long-Term Liabilities
              Total Long-Term Liabilities                     0
                                                              -
         TOTAL LIABILITIES                            1,335,792
                                                      ---------
     MEMBERS' EQUITY
         Membership Interests, 135,000 shares
         authorized;
         113,877 issued and outstanding                2,501,000
         Contributed Capital                             232,000
         Accumulated Deficit                           (887,456)
                                                       ---------
         TOTAL MEMBERS EQUITY                         1,845,544
                                                      ---------
     TOTAL LIABILITIES AND MEMBERS' EQUITY         $  3,181,336
                                                   ==============

   ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

Sterling Media Fund Managers, L.L.C. Unaudited Interim Statement of Operations for the six months ended June 30, 2000
REVENUES
                                                 $0
                                                 --
    TOTAL REVENUES                                0
                                                  -

EXPENSES
       Accrued Officer's Compensation         96,000
       Interest                               50,500
       Professtional Services                 12,318
       Rent                                   95,228
       Other General and Administrative       33,198
       Payroll and Payroll taxes              37,056
       Telephone                              29,683
       Travel                                63,441
                                             ------
    TOTAL EXPENSES                          417,424
                                            -------

   LOSS FROM OPERATIONS                    (417,424)
                                           ---------

   OTHER INCOME (EXPENSE)
         Interest Income                      11,910
    TOTAL OTHER INCOME (EXPENSE)             11,910
                                             ------

    NET LOSS                                       $
                                           (405,514)
                                       ==============

   ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

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11

12

   Sterling Media Fund Manager, L.L.C.Unaudited
Interim Statement of Changes in Members’ Equity

for the six months ended June 30, 2000
                                         ContributeAccumulated
                       Shares   Amount   Capital   Deficit   Total
                       ------   ------   -------   -------   -----

Balance at December    110,000   $1,000  $136,000  ($481,942($344,942)
31,  1999

Shares issued for       3,877  2,500,000                    2,500,000
assets
Net Loss for the                                   (405,514)(405,514)
Period
Contributed Services                      96,000              96,000
                       ------- --------- --------  -------- ---------

Balance at June 30,    113,877 $2,501,000$232,000  ($887,456$1,845,544
2000
                       ======= ========= ========  ======== =========

   ACCOMPANYING NOTES ARE IN INTEGRAL PART OF THESE STATEMENTS

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12

13 Sterling Media Fund Managers, L.L.C. Unaudited Interim Statement of Cash Flows for the six months ended June 30, 2000
Cash flows from operating activities:
       Net Profit (Loss)                          ($405,514)

Adjustments to reconcile net profit/(loss) to
net cash used in operations
     Contributed Services                             96,000
     Increase in receivables from related          (191,136)
entities
    Increase in accounts payable and accrued         123,665
expenses
    Increase in accrued interest income             (11,856)
                                                    --------
Net cash used in operations                        (388,841)
                                                  -----------
Investing Actiivities
   Property and Equipment                           (10,959)
                                                  -----------
Net cash used in investing activities               (10,959)
                                                  -----------
Financing Activities
    Proceeds from Notes Issued                       500,000
                                                  -----------
Net cash provided from Financing Activities          500,000
                                                  -----------

Net Cash from activities                             100,200

Cash balance - beginning of period                     2,856
                                                  -----------

Cash balance - end of period                        $103,056
=========== ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS F-10 Sterling Media Fund Managers, L.L.C. Notes to Unaudited Interim Financial Statements for the period ended June 30, 2000 NOTE A - Organization Organization ------------ Sterling Media Fund Managers, L.L.C. ("SMFM" or the "Company") is an Oklahoma Limited Liability Company. It is the General Partner and 1% owner of Sterling Media Investment Group, L.P., ("SMIG") an Oklahoma Limited Partnership. SMIG will act as portfolio manager and funding affiliate for Sterling Media Capital Fund I, L.P. ("SMCF I"), an Oklahoma Limited Partnership. SMCF I is an investment fund capitalized with prepaid broadcast and print media advertising time and space ("Media Credits"). 13 14 SMIG will use several techniques to employ the media credits to raise funds to invest in various venture capital opportunities. Such techniques may include the sale of certain of the media credits, or issuance of bonded indebtedness secured by the media credits. SMFM will manage the funds so raised and the pool of media credits invested in SMCF I. SMFM will also direct the investment of capital raised by SMIG into venture capital opportunities. SMFM will receive traditional "placement fees" for this activity. Such placement fees are projected at 5-8% of the venture capital investments in the initial year, and 2% per year thereafter. In addition, SMFM will receive a profit participation in all the profits received by SMIG from these investments and from the disposition of any of the media credits. NOTE B - Summary of Significant Accounting Policies Fiscal Year ----------- SMFM has adopted the calendar year as its fiscal year. Interim Financial Information ----------------------------- In the opinion of management, the accompanying interim financial statements, which have not been audited, reflect all adjustments necessary to present fairly the results for the interim period. All of the accounting adjustments reflected in the accompanying interim financial statements are of a normal recurring nature. These interim financial statements should be read in conjunction with the Company's annual financial statements. The accompanying interim financial statements have been prepared on the accrual basis of accounting in accordance with the accounting principles generally accepted in the United States for interim financial information, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets liabilities as of June 30, 2000 and revenues and expenses for the six month period ended June 30, 2000. Actual results may differ from the estimates and assumptions used. The results of operations for the six months ended June 30, 2000, are not necessarily indicative of the results to be expected for the year ended December 31, 2000. Use of Estimates ---------------- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure during the reporting period. Actual results could differ from those estimates. NOTE C - Accounts and Notes Receivable Accounts Receivable from Related Companies ------------------------------------------ SMFM has funded many of the necessary organization and other related costs for certain related companies. There is no collateral for these advances. The advances are non-interest bearing and have no definite repayment term. Notes Receivable ----------------- Members of the Company's management have provided services to the Company without compensation. The Company has made advances to these individuals in the amount of $ 341,060 at June 30, 2000. The notes provide for interest at 8% annually on the outstanding balance and are due no later than December 31, 2002. There is no collateral for these advances. NOTE D Media credit trade due bill In June 2000, SMFM issued 3,877 shares of its membership interests for a media credit trade due bill in the amount of $2,500,000. The media credit trade due bill represents a $2,500,000 undivided portion of a 14 15 $10,000,000 credit trade due bill issued in favor of an SMCF I limited partner. The amount of the trade due bill is based on the appraised value of the Media Credits. Media Credit assets have been appraised by Satterfield and Perry, Inc., media brokers, appraisers and consultants based on research and a preliminary evaluation provided by JWT Specialized Communications, a division of J. Walter Thompson Advertising Agency. NOTE E - Notes Payable and Convertible Notes Payable Notes Payable ------------- Part of the initial funding for the Company came from the issuance of Company notes. To date, the Company has issued $200,000 in regular notes. These notes carry an interest rate of 10% per year and are due and payable on August 3, 2000. The notes are collateralized by stock held by one of the principals of the Company. It is anticipated that this note will be extinguished from proceeds received from the sale of additional stock as a part of the pending merger and reorganization (see NOTE H - Subsequent Events for a more complete description of these activities.) Interest of $ 16,219 has been accrued through June 30, 2000. Convertible Notes Payable -------------------------- The Company borrowed $900,000 under convertible notes payable. These notes accrue interest ranging from 10% to 18%. The notes are due and payable at various times throughout the 2000 and 2001 fiscal years. These notes are collateralized by stock pledged by one of the Company's principals. These notes contain a conversion feature that allows the note holders to convert their notes into shares of SMFM membership interests. It is expected that the Convertible Note Holders will convert their note positions to equity positions subsequent to the financial statement date. See NOTE H - Subsequent Events, below for a more detailed explanation. Interest of $ 42,096 has been accrued through June 30, 2000. If the Convertible Note Holders exercise their conversion rights, as is expected, $12,279 of this interest amount would no longer be due and payable. NOTE F - Members' Equity The Company has authorized 135,000 shares of membership interests and has 113,877 shares issued and outstanding. The balance of 21,123 shares are held for the conversion of Convertible Note Holders, Option Holders, and other account payable holders. Options have been issued and are outstanding to allow option holders to purchase a total of 10,093 membership interests at an option price of $100.00 per share. NOTE G - Income Taxes As a Limited Liability Company, SMFM is treated as partnership for federal and state income tax purposes. As required, all items of income, deductions, credits, etc. are allocated among the members and reported by them, individually, on their tax returns. Therefore, no liability for income taxes has been accrued. NOTE H - Subsequent Events On July 7, 2000, SMFM underwent a merger with Electro Kinetic Systems, Inc. ("EKS") resulting in SMFM becoming a wholly owned subsidiary of EKS. Immediately after the merger, EKS changed its name to Sterling Media Capital Group, Inc. ("SMCG"). After the transaction was completed, the former 15 16 members of SMFM owned approximately 91.5% of the equity and voting rights of EKS and the former stockholders of EKS owned the remaining 8.5%. The acquisition will be accounted for as a purchase of EKS by SMFM. It is anticipated that the shareholders of SMCG will authorize a "reverse-split" to reduce the number of SMCG shares authorized to 17,000,000 shares. After conversion of Convertible Note Holders, Option Holders and others, as discussed below, SMCG will have 17,000,000 shares of common stock issued and outstanding with 15,555,000 of these shares, (91.5%), held by the old shareholders of SMFM and 1,445,000 shares will be held by the old shareholders of EKS. Current SMFM members will own 13,121,111 shares of SMCG common stock after the exchange and "reverse-split". It is anticipated that the Convertible Note Holders will exercise their conversion features and receive, in aggregate, 1,155,736 shares of SMCG common stock after the exchange and "reverse-split". It is anticipated that the Option Holders will exercise their options and receive, in aggregate, 1,162,930 shares of SMCG common stock after the exchange and "reverse-split". Other account payable holders will receive 115,223 shares of SMCG common in extinguishment of their amounts due. After the exercise, the Convertible Notes Payable in the amount of $925,000 will become SMCG stockholders' equity. At the time of exercise, SMCG will receive option proceeds totaling $1,009,300 in cash that is not presently shown in this financial statement. F-11 THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK 16 17 Sterling Media Fund Managers L.L.C. Unaudited Consolidated Pro-Forma Balance Sheet as of June 30, 2000
                                             PRO FORMA           As
                                 SMFM,       ADJUSTMENTS      Adjusted
                                 ------      -----------     ---------
                                   L.L.C.
                                   ------
ASSETS
------
  Current Assets
   Cash in bank                    $103,056      $6,182  (1)    $109,238
   Accounts receivable from         196,062                      196,062
   related companies
   Subscriptions Receivable         25,000            0          25,000
                                    -------                      ------
        Total Current Assets       324,118       6,182          330,300
                                   --------      ------         -------
  Non-Current Assets
   NotesReceivable from related     341,060                      341,060
   parties
   Interest Receivable               20,665                       20,665
   Fixed Assets                      20,493                       20,493
   Media Credits                  2,500,000                    2,500,000
   Goodwill                              0     196,317   (1)    196,317
                                         --    --------         -------
        Total Non-current Assets 2,882,218     196,317        3,078,535
                                 ----------    --------       ---------
  TOTAL ASSETS                   $3,206,336    $202,499       $3,408,835
                                 =========== ===========     ============
LIABILITIES AND MEMBERS' EQUITY
-----------------------------
  LIABILITIES
  Current Liabilities
   Accounts Payable                 $77,477     $11,345  (1)     $88,822
   Advances from Related Company    100,000                      100,000
   Accrued Interest Payable          58,315                       58,315
   Notes Payable                    200,000                      200,000
   Convertible Notes Payable       925,000      35,000   (1)    960,000
                                   --------     -------         -------
        Total Current            1,360,792      46,345        1,407,137
                                 ----------     -------       ---------
   Liabilities
  Long-Term Liabilities
        Total Long-Term                  0           0                 0
                                         --          --
   Liabilities
   TOTAL LIABILITIES             1,360,792      46,345        1,407,137
                                 ----------     -------       ---------
  MEMBERS' EQUITY
   Membership interests           2,501,000  (2,501,000) (2)
   Common Stock                           0   2,792,111  (2)   2,792,111
   Additional Paid-in-Capital             0      97,043  (2)      97,043
   Contributed Capital              232,000   (232,000)  (2)           0
   Retained Earnings              (887,456)           0        (887,456)
                                  ---------                    ---------
   TOTAL SHAREHOLDERS EQUITY      (655,456)  2,657,154        2,001,698
                                  ---------  ----------       ---------
  TOTAL LIABILITIES AND MEMBERS'  $705,336  $2,703,499       $3,408,835
  EQUITY
                                 =========== ===========     ============
(1) - to record the allocation of purchase price to acquired assets and assumed liabilities with the excess recorded asgoodwill. (2) - to remove capital structure for SMFM and record EKS capital

   ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

1

17

18

   Sterling Media Fund Managers L.L.C.Unaudited
Pro Forma Consolidated Statement of Operations

for the six months ended June 30, 2000
                                  SMFM,        ADJUSTMENTS
                                  ------       -----------
                                    L.L.C.                  Adjusted
                                    ------                  --------

REVENUES
                                         $0        $0            $0
                                         ---       ---           --
   TOTAL REVENUES                         0         0             0
                                          --        --            -
EXPENSES
      Accrued Officer's               96,000                  96,000
   Compensation
      Interest                        50,500    44,945  (1)   95,445
      Professtional Services          12,318                  12,318
      Rent                            95,228                  95,228
      Payroll and Payroll taxes       37,056                  37,056
      Telephone                       29,683                  29,683
      Travel                          63,441                  63,441
      Other General and               33,198    52,016  (2)(1) 85,214
                                     -------   -------
   Administrative
   TOTAL EXPENSES                   417,424    96,961       514,385
                                    --------   -------      -------
  INCOME (LOSS) FROM OPERATIONS    (417,424)  (96,961)      (514,385)
                                   ---------  --------      ---------
  OTHER INCOME (EXPENSE)
        Interest Income              11,910                  11,910
                                     -------                 ------
   TOTAL OTHER INCOME (EXPENSE)      11,910         0        11,910
                                     -------        --       ------

   NET INCOME (LOSS)               $           $             $
                                   (405,514)  (96,961)      (502,475)
                                  =========== =========     =========

  EARNINGS PER SHARE:
   Operations                      ($0.0052)  ($0.0013)     ($0.0065)

Weighted avg. no. of common       77,362,369  77,362,369    77,362,369
shares
(1) - to consolidate the results of operations of the acquired company. (2) - to record amortization of goodwill. ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS PF-2 THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK 18 19 Sterling Media Fund Managers, L.L.C. Notes to Unaudited Pro Forma Consolidated Statements for the six months ended June 30, 2000 NOTE A - Organization Organization ------------ On July 7, 2000, Electro Kinetic Systems, Inc. ("EKS") acquired 100% of the outstanding stock of Sterling Media Fund Managers, L.L.C. ("SMFM" or the "Company") in exchange for 91.5% of the outstanding stock, common and preferred, of EKS. NOTE B - Summary of Significant Accounting Policies Principles of Consolidation --------------------------- The Pro Forma Consolidated Financial Statements include the accounts of EKS and its wholly owned subsidiaries, Israel Imaging Technologies, Inc., Electronic Textbook Corporation, and Medical Compliance Monitoring, Inc. All material intercom any transactions have been eliminated. NOTE C - Business Combination On July 7, 2000, the Company purchased 91.5% of the outstanding stock of Electro Kinetic Systems, Inc., ("EKS") a publicly traded (OTC BB) Pennsylvania corporation. The Company acquired EKS through a reverse acquisition giving up 8.5% of its stock to former EKS shareholders. The 91.5% of EKS acquired was valued at approximately $155,000. The acquisition is being accounted for as a purchase with the purchase price paid allocated over the assets acquired and the liabilities assumed. The excess of the purchase price paid over the assets acquired less the liabilities assumed has been recorded as goodwill in the amount of $ 196,317. Due to the limited going concern value of EKS, this goodwill is being amortized over the next five years resulting in a charge to earnings of approximately $40,000 per year. These statements, prepared on an unaudited pro forma basis, combines the Company's balance sheet and results of operations with EKS's balance sheet and results of operations as if EKS had been acquired at the Company's inception. The pro forma results are not necessarily indicative of what would have occurred if the acquisition had been in effect for the periods presented. In addition, they are not intended to be a projection of future results and do not reflect any synergies from combined operations. PF-3 19